EXHIBIT 99.1

For immediate release	For More Information: J. Bruce Hildebrand, Executive Vice President 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES

SECOND QUARTER EARNINGS RESULTS

ABILENE, Texas, July 19, 2012 – First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the second quarter of 2012 of $18.35 million, up 11.08 percent compared with earnings of $16.52 million in the same quarter last year. Basic earnings per share were $0.58 for the second quarter of 2012 compared with $0.53 in the same quarter a year ago.

Net interest income increased 1.00 percent to $38.6 million compared with $38.2 million in 2011. The net interest margin, on a taxable equivalent basis, was 4.33 percent compared with 4.69 percent in the same quarter last year and 4.39 percent in the first quarter of this year.

The provision for loan losses was $759 thousand in the second quarter of 2012, compared with $1.92 million in the same quarter last year and $1.30 million in the first quarter of this year. Nonperforming assets as a percentage of loans and foreclosed assets totaled 1.76 percent at June 30, 2012, compared with 1.60 percent at March 31, 2012, and 1.58 percent at June 30, 2011. Classified loans totaled $80.9 million at June 30, 2012, compared to $90.4 million at March 31, 2012, and $91.7 million at June 30, 2011.

Noninterest income increased 13.20 percent in the second quarter of 2012 to $13.46 million compared with $11.89 million in the same quarter a year ago. Trust fees increased to $3.67 million in the second quarter of 2012 compared with $3.21 million in the same quarter last year, primarily due to continued growth in the fair value of Trust assets managed to $2.65 billion from $2.45 billion a year ago. ATM, interchange and credit card fees increased 10.81 percent to $3.78 million compared with $3.42 million in the same quarter last year. Service charges on deposit accounts decreased to $4.04 million during the second quarter of 2012 compared with $4.52 million for the same quarter a year ago, due primarily to decreased customer use of overdraft services.

Noninterest expense increased in the second quarter of 2012 to $26.75 million from $25.89 million in the same quarter last year. The Company’s efficiency ratio in the second quarter of 2012 improved to 48.02 percent compared with 48.65 percent in the same quarter last year.

For the first half of 2012, net income increased 10.03 percent to $36.11 million from $32.82 million a year ago. Basic earnings per share rose to $1.15 in the first half of 2012 from $1.04 in the same period last year. Net interest income increased 1.74 percent to $76.81 million in the first half of 2012 from $75.50 million a year ago. The provision for loan losses totaled $2.06 million compared with $4.05 million in the first half of the previous year. Noninterest income was $26.76 million in the first half of 2012 compared with $24.74 million a year ago. Noninterest expense rose to $53.21 million in the first half of 2012 compared with $52.05 million last year.

As of June 30, 2012, consolidated assets for the Company totaled $4.29 billion compared with $3.84 billion a year ago. Loans grew 11.57 percent and totaled $1.92 billion at quarter end compared with loans of $1.72 billion a year ago. Total deposits were $3.39 billion as of June 30, 2012, which represents an 8.74 percent growth over $3.12 billion a year earlier. Shareholders’ equity rose to $534.26 million as of June 30, 2012, compared with $477.71 million the prior year.

“We are pleased to report another successful quarter where we experienced solid growth in earnings, loans and trust fees,” said F. Scott Dueser, Chairman, President and CEO. “In the second half of the year, we will continue to pursue opportunities for acquisitions and for internal growth while remaining vigilant over expenses and loan quality.”

About First Financial Bankshares

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that operates 11 separately chartered banks with 53 locations in Texas. The bank subsidiaries are First Financial Bank, N.A., Abilene, Albany, Clyde, Moran and Odessa; First Financial Bank, N.A., Eastland, Ranger, Cisco and Rising Star; First Financial Bank, N.A., Cleburne, Burleson, Alvarado, Midlothian and Crowley; First Financial Bank, Hereford; First Financial Bank, Huntsville; First Financial Bank, N.A., Mineral Wells; First Financial Bank, N.A., San Angelo; First Financial Bank, N.A., Southlake, Bridgeport, Boyd, Decatur, Grapevine, Keller and Trophy Club; First Financial Bank, N.A., Stephenville, Granbury, Glen Rose and Acton; First Financial Bank, N.A., Sweetwater, Roby, Trent and Merkel; and First Financial Bank, N.A., Weatherford, Willow Park, Aledo, Brock and Fort Worth. The Company also operates First Financial Trust & Asset Management Company, N.A., with six locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our website at http://www.ffin.com.

*****

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	Quarter Ended
	2012		2011
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
ASSETS:
Cash and due from banks	$122,534	$131,163	$146,239	$127,174	$106,500
Interest-bearing deposits in banks	25,794	84,169	104,597	103,850	114,776
Interest-bearing time deposits in banks	74,594	62,018	61,175	66,688	78,312
Fed funds sold	10,100	11,200	—	3,580	3,195
Investment securities	1,963,367	1,963,341	1,844,998	1,732,919	1,646,655
Loans	1,918,292	1,798,867	1,786,544	1,728,832	1,719,415
Allowance for loan losses	(34,747)	(34,529)	(34,315)	(34,301)	(33,406)

Net loans	1,883,545	1,764,338	1,752,229	1,694,531	1,686,009
Premises and equipment	80,404	79,308	76,483	73,443	72,550
Goodwill	71,865	71,865	71,865	71,865	71,865
Other intangible assets	175	213	257	341	442
Other assets	59,426	59,635	62,688	61,012	60,711

Total assets	$4,291,804	$4,227,250	$4,120,531	$3,935,403	$3,841,015

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Noninterest-bearing deposits	$1,156,238	$1,125,577	$1,101,576	$1,020,953	$989,271
Interest-bearing deposits	2,235,942	2,272,495	2,233,222	2,165,653	2,130,170

Total deposits	3,392,180	3,398,072	3,334,798	3,186,606	3,119,441
Short-term borrowings	251,428	237,567	207,756	180,790	192,364
Other liabilities	113,933	74,606	69,440	68,808	51,505
Shareholders’ equity	534,263	517,005	508,537	499,199	477,705

Total liabilities and shareholders’ equity	$4,291,804	$4,227,250	$4,120,531	$3,935,403	$3,841,015

	Quarter Ended
	2012		2011
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
INCOME STATEMENTS
Interest income	$39,911	$39,797	$39,888	$40,164	$40,241
Interest expense	1,355	1,540	1,704	1,854	2,065

Net interest income	38,556	38,257	38,184	38,310	38,176
Provision for loan losses	759	1,296	1,221	1,354	1,924

Net interest income after provision for loan losses	37,797	36,961	36,963	36,956	36,252
Noninterest income	13,464	13,298	12,792	13,911	11,894
Noninterest expense	26,745	26,468	26,257	26,320	25,888

Net income before income taxes	24,516	23,791	23,498	24,547	22,258
Income tax expense	6,165	6,035	6,032	6,460	5,738

Net income	$18,351	$17,756	$17,466	$18,087	$16,520

PER COMMON SHARE DATA
Net income - basic	$0.58	$0.56	$0.56	$0.58	$0.53
Net income - diluted	0.58	0.56	0.55	0.57	0.52
Cash dividends	0.25	0.24	0.24	0.24	0.24
Shares outstanding - end of period	31,481,747	31,477,483	31,459,635	31,452,283	31,451,300
Average outstanding shares - basic	31,478,980	31,466,706	31,454,197	31,451,687	31,442,978
Average outstanding shares - diluted	31,497,241	31,479,743	31,489,304	31,481,092	31,467,617
PERFORMANCE RATIOS
Return on average assets	1.75%	1.73%	1.74%	1.87%	1.74%
Return on average equity	14.01	13.79	13.88	14.79	14.29
Net interest margin (tax equivalent)	4.33	4.39	4.44	4.62	4.69
Efficiency ratio	48.02	48.08	48.33	47.48	48.65

	Six Months Ended June 30,
	2012	2011
INCOME STATEMENTS
Interest income	$79,708	$79,968
Interest expense	2,895	4,466

Net interest income	76,813	75,502
Provision for loan losses	2,055	4,051

Net interest income after provision for loan losses	74,758	71,451
Noninterest income	26,762	24,736
Noninterest expense	53,213	52,048

Net income before income taxes	48,307	44,139
Income tax expense	12,200	11,324

Net income	$36,107	$32,815

PER COMMON SHARE DATA
Net income - basic	$1.15	$1.04
Net income - diluted	1.15	1.04
Cash dividends	0.49	0.47
Book Value	16.97	15.19
Market Value	34.56	34.45
Shares outstanding - end of period	31,481,747	31,451,300
Average outstanding shares - basic	31,472,843	31,434,328
Average outstanding shares - diluted	31,474,653	31,457,286

PERFORMANCE RATIOS
Return on average assets	1.74%	1.75%
Return on average equity	13.90	14.57
Net interest margin (tax equivalent)	4.36	4.71
Efficiency ratio	48.05	48.86

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2012		2011
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$34,529	$34,315	$34,301	$33,406	$32,501
Loans charged off	(766)	(1,405)	(2,195)	(722)	(1,396)
Loan recoveries	225	323	988	263	377

Net charge-offs	(541)	(1,082)	(1,207)	(459)	(1,019)
Provision for loan losses	759	1,296	1,221	1,354	1,924

Balance at end of period	$34,747	$34,529	$34,315	$34,301	$33,406

Allowance for loan losses / period-end loans	1.81%	1.92%	1.92%	1.98%	1.94%
Allowance for loan losses / nonperforming loans	130.1	164.3	171.0	194.3	179.6
Net charge-offs / average loans (annualized)	0.12	0.24	0.27	0.11	0.24

NONPERFORMING ASSETS
Nonaccrual loans	$26,606	$20,963	$19,975	$17,598	$18,599
Accruing loans 90 days past due	105	53	96	52	6

Total nonperforming loans	26,711	21,016	20,071	17,650	18,605
Foreclosed assets	7,149	7,852	9,464	10,254	8,778

Total nonperforming assets	$33,860	$28,868	$29,535	$27,904	$27,383

As a % of loans and foreclosed assets	1.76%	1.60%	1.64%	1.60%	1.58%
As a % of end of period total assets	0.79	0.68	0.72	0.71	0.71

CAPITAL RATIOS
Tier 1 Risk-based	17.23%	17.73%	17.49%	17.89%	17.97%
Total Risk-based	18.48	18.99	18.74	19.14	19.22
Tier 1 Leverage	10.36	10.31	10.33	10.45	10.22
Equity to assets	12.45	12.23	12.34	12.68	12.44

	Quarter Ended
	2012		2011
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
NONINTEREST INCOME
Trust fees	$3,670	$3,454	$3,151	$3,265	$3,211
Service charges on deposits	4,042	3,882	4,313	4,482	4,520
ATM, interchange and credit card fees	3,784	3,676	3,551	3,544	3,415
Real estate mortgage fees	1,218	1,050	1,013	1,056	941
Net gain on sale of available-for-sale securities	382	346	164	67	42
Net gain (loss) on sale of foreclosed assets	(404)	6	(159)	18	(1,111)
Net gain (loss) on sale of assets	105	122	43	588	123
Other noninterest income	667	762	716	891	753

Total Noninterest Income	$13,464	$13,298	$12,792	$13,911	$11,894

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$13,304	$13,186	$12,753	$12,790	$12,916
Profit sharing expense	885	1,043	1,153	1,318	1,092
Net occupancy expense	1,743	1,737	1,707	1,823	1,685
Equipment expense	2,144	2,108	2,008	1,970	1,951
FDIC Insurance premiums	565	527	517	561	597
ATM, interchange and credit card expenses	1,450	1,249	1,311	1,276	1,183
Legal, tax and professional fees	968	1,033	994	947	1,077
Audit fees	283	295	304	305	276
Printing, stationery and supplies	511	505	473	443	489
Amortization of intangible assets	38	44	84	101	105
Advertising and public relations	953	942	1,105	1,033	870
Correspondent bank service charges	216	200	198	198	208
Other noninterest expense	3,685	3,599	3,650	3,555	3,439

Total Noninterest Expense	$26,745	$26,468	$26,257	$26,320	$25,888

TAX EQUIVALENT YIELD ADJUSTMENT	$3,673	$3,495	$3,348	$3,209	$3,145

	Six Months Ended June 30,
	2012	2011
NONINTEREST INCOME
Trust fees	$7,124	$6,254
Service charges on deposits	7,924	8,894
ATM, interchange and credit card fees	7,460	6,491
Real estate mortgage fees	2,268	1,874
Net gain on sale of available-for-sale securities	728	261
Net gain (loss) on sale of foreclosed assets	(406)	(1,174)
Net gain (loss) on sale of assets	235	266
Other noninterest income	1,429	1,870

Total Noninterest Income	$26,762	$24,736

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$26,491	$26,027
Profit sharing expense	1,927	2,216
Net occupancy expense	3,480	3,332
Equipment expense	4,252	3,822
FDIC Insurance premiums	1,093	1,568
ATM, interchange and credit card expenses	2,699	2,330
Legal, tax and professional fees	2,002	2,328
Audit fees	578	549
Printing, stationery and supplies	1,015	916
Amortization of intangible assets	82	216
Advertising and public relations	1,894	1,678
Correspondent bank service charges	416	408
Other noninterest expense	7,284	6,658

Total Noninterest Expense	$53,213	$52,048

TAX EQUIVALENT YIELD ADJUSTMENT	$7,167	$6,294

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended June 30, 2012
	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$6,671	$6	0.35%
Interest-bearing deposits in nonaffiliated banks	128,473	221	0.69%
Taxable securities	1,185,081	8,214	2.77%
Tax exempt securities	755,511	9,862	5.22%
Loans	1,850,408	25,281	5.49%

Total interest-earning assets	3,926,144	43,584	4.46%
Noninterest-earning assets	281,042

Total assets	$4,207,186

Interest-bearing liabilities:
Deposits	$2,260,319	$1,310	0.23%
Fed funds purchased and other short term borrowings	239,599	45	0.08%

Total interest-bearing liabilities	2,499,918	1,355	0.22%

Noninterest-bearing liabilities	1,180,367
Shareholders’ equity	526,901

Total liabilities and shareholders’ equity	$4,207,186

Net interest income and margin (tax equivalent)		$42,229	4.33%

	Six Months Ended June 30, 2012
	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$5,148	$8	0.32%
Interest-bearing deposits in nonaffiliated banks	130,753	430	0.66%
Taxable securities	1,200,932	17,018	2.83%
Tax exempt securities	723,294	19,237	5.32%
Loans	1,817,300	50,182	5.55%

Total interest-earning assets	3,877,427	86,875	4.51%
Noninterest-earning assets	286,204

Total assets	$4,163,631

Interest-bearing liabilities:
Deposits	$2,256,399	$2,793	0.25%
Fed funds purchased and other short term borrowings	240,672	102	0.09%

Total interest-bearing liabilities	2,497,071	2,895	0.23%

Noninterest-bearing liabilities	1,144,268
Shareholders’ equity	522,292

Total liabilities and shareholders’ equity	$4,163,631

Net interest income and margin (tax equivalent)		$83,980	4.36%